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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          TRANSKARYOTIC THERAPIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                                           04-3027191
-----------------------                               -------------------
(State of Incorporation                                 (IRS Employer
   or Organization)                                   Identification No.)



          195 Albany Street
       Cambridge, Massachusetts                                 02139
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


                                      None.


Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, par value $.01
                          ----------------------------
                                (Title of Class)



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Item 1.    Description of Registrant's Securities to be Registered.
           --------------------------------------------------------

      The description of the Registrant's Common Stock, $.01 par value per share, appearing under the caption "Description of Capital Stock" in the Prospectus included as a part of the Registrant's Registration Statement on Form S-1, File No. 333-10845, filed with the Securities and Exchange Commission on August 27, 1996 (the "Registration Statement on Form S-1") is incorporated herein by reference.

Item 2.    Exhibits.
           ---------

      The following exhibits are filed herewith (or incorporated by reference as indicated below):

      1. Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1).

      2. Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1).

      3. By-Laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1).

      4. Form of Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-1).

      5. Proposed stock certificate for the securities registered hereunder (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1).





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                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         TRANSKARYOTIC THERAPIES, INC.



Date: September 30, 1996                 By: /s/ Richard F Selden
                                             -------------------------------
                                             Richard F Selden
                                             President and
                                             Chief Executive Officer








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